EXHIBIT 10.2
SECOND AMENDMENT TO
REVOLVING CREDIT AND LETTER OF CREDIT ISSUANCE AGREEMENT
By and Among
RTI INTERNATIONAL METALS, INC.,
as Borrower
and
THE FINANCIAL INSTITUTIONS PARTY HERETO,
as Lenders
and
NATIONAL CITY BANK OF PENNSYLVANIA
and
COMERICA BANK
as Documentation Agents
and
PNC BANK, NATIONAL ASSOCIATION,
as Agent
Dated as of July 25, 2006
and arranged by:
PNC CAPITAL MARKETS, INC.,
as sole arranger

- i -

EXHIBITS
Exhibit A Consent to Second Amendment to Revolving Credit and Letter of Credit Issuance Agreement
SCHEDULES
Additional Schedule 1.01(d) — Location of RTI-Claro Facility
Revised Schedule 4.01 — Jurisdictions of Incorporation and Qualification of Borrower and Subsidiaries
Revised Schedule 4.03 — Interests in Subsidiaries and Other Entities
Revised Schedule 7.03 — Other Investments

- ii -

SECOND AMENDMENT TO
REVOLVING CREDIT AND LETTER OF CREDIT ISSUANCE AGREEMENT
THIS SECOND AMENDMENT TO REVOLVING CREDIT AND LETTER OF CREDIT ISSUANCE AGREEMENT (this “Second Amendment”) dated as of July 25, 2006, by and among RTI INTERNATIONAL METALS, INC., an Ohio corporation (as more fully defined below, the “Borrower”), the financial institutions a party hereto as lenders, NATIONAL CITY BANK OF PENNSYLVANIA and COMERICA BANK, as documentation agents (the “Documentation Agents”), and PNC BANK, NATIONAL ASSOCIATION, as agent for each L/C Issuer (as hereinafter defined) and the Lenders under this Agreement (in such capacity, as more fully defined below, the “Agent”), is made and entered into with respect to that certain Revolving Credit and Letter of Credit Issuance Agreement dated as of April 12, 2002, as amended by that certain First Amendment to Revolving Credit and Letter of Credit Issuance Agreement dated as of June 4, 2004 (such Revolving Credit Agreement, together with the exhibits and schedules thereto and all amendments, modifications and supplements prior to the date hereof, the “Original Credit Agreement”), is made by and among the Borrower, the financial institutions a party thereto as lenders, the financial institutions a party thereto as the documentation agents, the L/C Issuer and the Agent.
WITNESSETH:
WHEREAS, the Borrower has requested certain amendments to the terms of the Original Credit Agreement to accommodate of an additional financing undertaken by the Borrower;
WHEREAS, the Borrower, the financial institutions a party hereto as lenders, the Documentation Agents, the L/C Issuer and the Agent have agreed pursuant to the terms hereof to amend certain additional provisions of the Original Credit Agreement on the terms set forth below; and
WHEREAS, the Borrower, the Documentation Agents, the Agent, the L/C Issuer and the financial institutions a party hereto as lenders, acknowledge that PNC Capital Markets, Inc. (“PNC Capital”), has acted as the lead arranger for this amendment; provided however, PNC Capital is not, and shall not be, a party to this Second Amendment.
NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the Borrower, the financial institutions a party hereto as lenders, the Documentation Agents, the L/C Issuer and the Agent, with the intent to be legally bound hereby, agree that the Original Credit Agreement shall be amended as follows:
ARTICLE I
AMENDMENTS TO ORIGINAL CREDIT AGREEMENT
Section 1.01. Additional Definitions. Section 1.1 of the Original Credit Agreement is hereby amended such that the following definitions shall be added thereto in the appropriate alphabetical order:
RTI-Claro means RTI Claro, Inc., a Canadian corporation, and its successors and assigns.
RTI-Claro Facility means, collectively, those certain parcels of land described in Schedule 1(d) attached hereto, and the buildings, improvements and fixtures attached thereto or a part thereof or appurtenant thereto (whether now existing or hereafter created or constructed), comprising a manufacturing facility which produces and integrates machined components and complex mechanical and electrical assemblies for applications requiring a high level of precision, together with the administrative offices of RTI-Claro all located in Laval, Province of Quebec, Canada and owned or to be owned in fee by RTI-Claro, including without limitation, any equipment and machinery purchased or leased by RTI-Claro and located on those certain parcels of land described in Schedule 1(d) attached hereto.
Second Amendment means that certain Second Amendment to Credit Agreement among the Borrower, the Lenders, the Documentation Agents and the Agent dated as of July 25, 2006.

Second Amendment Closing shall mean the date of execution and delivery of the Second Amendment and the other Loan Documents by the parties thereto on the Second Amendment Closing Date.
Second Amendment Closing Date shall mean August 1, 2006.
Second Amendment Effective Date means August 1, 2006.
Section 1.02. Amendment to Section 7.01. Section 7.01 of the Original Credit Agreement is hereby amended to add a new Subsection 7.01(vii) and Subsection 7.01(viii) and to amend and restate Subsection 7.01(vi) to read as follows:
               (vi) Indebtedness for borrowed money incurred with respect to the design, construction, renovation, rehabilitation, repair, improvement and operation of the RTI-Claro Facility by RTI-Claro; provided the aggregate amount of such Indebtedness outstanding does not exceed $25,000,000 at any one time;
               (vii) a Guaranty by the Borrower of the Indebtedness of RTI-Claro described in item (vi) of this Section 7.01; and
               (viii) Other Indebtedness of the Borrower not covered by items (i) through (vii) above, provided that the aggregate amount of such Indebtedness permitted by this item (viii) shall not exceed $50,000,000 at any one time outstanding.
Section 1.03. Amendment to Section 7.14. Section 7.14 of the Original Credit Agreement is hereby amended and restated to read as follows:
          7.14. Limitation on Negative Pledge Clauses. Neither the Borrower nor any of its Subsidiaries shall enter into any agreement with any Person (other than the Lenders pursuant hereto) which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired; provided that, notwithstanding the foregoing, RTI-Claro may covenant to any lender that has advanced funds to RTI-Claro for the design, construction, renovation, rehabilitation, repair improvement or operation of the RTI-Claro Facility not to create, incur, assume or suffer to exist a Lien upon the RTI-Claro Facility.
Section 1.04. Addition of Schedule 1.01(d). The Schedule 1.01(d) attached hereto is hereby deemed appended to the Original Credit Agreement, as amended hereby, as an additional schedule thereto.
Section 1.05. Revision of Schedule 4.01. Schedule 4.01 to the Original Credit Agreement is hereby deleted and there is substituted therefore the Schedule 4.01 attached hereto.
Section 1.06. Revision of Schedule 4.03. Schedule 4.03 to the Original Credit Agreement is hereby deleted and there is substituted therefore the Schedule 4.03 attached hereto.
Section 1.07. Revision of Schedule 7.03 Schedule 7.03 to the Original Credit Agreement is hereby deleted and there is substituted therefore the Schedule 7.03 attached hereto.
Section 1.08. No Other Amendments. The amendments to the Original Credit Agreement set forth in Sections 1.01 through 1.07 inclusive above do not either implicitly or explicitly alter or amend, except as expressly provided in this Second Amendment, the provisions of the Original Credit Agreement. The amendments set forth in Sections 1.01 through 1.07 hereof do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Lenders or the Agent under the Original Credit Agreement with respect to any such violation. Nothing in this Second Amendment shall be deemed or construed to be a release of, or a limitation upon, the Lenders’, Documentation Agents’ or the Agent’s exercise of any of their respective rights and remedies under the Original Credit Agreement and the other Loan Documents, whether arising as a consequence of any Events of Default which may now exist or otherwise, and all such rights and remedies are hereby expressly reserved.
ARTICLE II
BORROWER’S SUPPLEMENTAL REPRESENTATIONS
Section 2.01. Incorporation by Reference. As an inducement to the Lenders, the Documentation Agents and the Agent to enter into this Second Amendment, (i) the Borrower hereby repeats and remakes herein, for the benefit of the Lenders, the representations and warranties made by the Borrower in Sections 4.01 through 4.26, inclusive, of the Original Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Second Amendment and are remade as of the Second Amendment Effective Date, and (ii) the Borrower hereby represents and warrants that on and as the Second Amendment Effective Date that no Default or Event of Default has occurred and is continuing.
Section 2.02. Corporate Authority. As an inducement to the Lenders, the Documentation Agents and the Agent to enter into this Second Amendment, the Borrower hereby represents and warrants that the Borrower is duly authorized to execute and deliver this Second Amendment; all necessary corporate action to authorize the execution and delivery of this Second Amendment has been properly taken; and it is and will continue to be duly authorized to borrow under the Original Credit Agreement, as amended hereby, and to perform all of the other terms and provisions of this Second Amendment and the Original Credit Agreement, as amended hereby.
Section 2.03. Capitalization and Ownership. As of December 31, 2005, the authorized capital stock of the Borrower consists of 50,000,000 shares of common stock of which 23,131,211 shares are issued and 22,687,139 shares are outstanding, and 5,000,000 shares of preferred stock, of which no shares were issued and outstanding. All of the capital stock of the Borrower has been validly issued and is fully paid and nonassessable.
Section 2.04. Validity of this Second Amendment. As an inducement to the Lenders, the Documentation Agents and the Agent to enter into this Second Amendment, the Borrower hereby represents and warrants that the execution and delivery of this Second Amendment does not, and the borrowings contemplated by the Original Credit Agreement, as amended hereby, and the performance by the Borrower of its obligations under this Second Amendment and the Original Credit Agreement, as amended hereby, will not contravene any provision of law, of the Borrower’s Certificate of Incorporation or Bylaws, or the provisions of any agreement to which the Borrower is a party or by which the Borrower is bound; this Second Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.
Section 2.05. No Conflict. Neither the execution and delivery by the Borrower of this Second Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof or of the other Loan Documents by the Borrower will (i) conflict with, constitute a default under or result in any breach of (A) the terms and conditions of the certificate of incorporation, by-laws or other organizational documents of the Borrower or (B) any Law or any agreement or instrument or order, writ, judgment, injunction or decree to which the Borrower is a party or by which it is bound or to which it is subject, which conflict, default or breach would cause a Material Adverse Change, or (ii) result in the creation or enforcement of any Lien upon any property (now or hereafter acquired) of the Borrower (other than the Permitted Liens).
Section 2.06. Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Second Amendment.
Section 2.07. Financial Statements.
(i) Financial Statements. The Borrower has delivered to the Agent the consolidated annual audited financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2005. All such financial statements are complete and correct in all material respects and fairly present the consolidated financial condition of the Borrower and its Subsidiaries in all material respects and the results of their operations as of the dates and for the periods referred to, and have been prepared in accordance with GAAP throughout the period included.

(ii) Accuracy of Financial Statements. The Borrower and its Subsidiaries have no liabilities, contingent or otherwise, that are not disclosed in the financial statements referred to in clause (i) above and that would be required to be disclosed in accordance with GAAP, except for those incurred since the date of such financial statements in the ordinary course of business.
Section 2.08. Absence of Litigation. Except as set forth in the Forms 10-K, 10-Q, or 8-K most recently filed by the Borrower as of the Second Amendment Effective Date, respectively, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Borrower’s knowledge, threatened against the Borrower or any Consolidated Subsidiary or any of their respective properties, which would have a Material Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole, or which purport to affect the legality, validity or enforceability of this Second Amendment, the Agreement or the Notes.
Section 2.09. No Material Adverse Change. No event has occurred since December 31, 2005, and is continuing which has had or would reasonably be expected to have a Material Adverse Change.
Section 2.10. Full Disclosure. Neither this Second Amendment nor any Loan Document, nor any certificate, statement, agreement or other document furnished to the Agent, the L/C Issuer or any Lender in connection herewith or therewith, contains any misstatement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Borrower which materially adversely affects the business, property, assets, financial condition, results of operations or prospects of the Borrower and its Subsidiaries, taken as a whole, which has not been set forth in this Second Amendment or the Loan Documents or in the certificates, statements, agreements or other documents furnished in writing to the Agent, the Lenders or the L/C Issuer prior to or at the date hereof in connection with the transactions contemplated hereby and thereby.
ARTICLE III
CONDITIONS PRECEDENT
Section 3.01. Conditions Precedent. Each of the following events or conditions shall be a condition precedent to the effectiveness of this Second Amendment.
(i) The Agent shall have received duly executed counterpart originals of this Second Amendment executed by the Borrower, the Lenders, the Documentation Agents and the Agent; and the Subsidiary Guarantors shall have duly executed and delivered the attached Consent of Subsidiary Guarantors;
(ii) The Borrower shall deliver to the Agent a certificate of the secretary or assistant secretary of the Borrower dated the Second Amendment Closing Date certifying:
(A) the corporate authority of the Borrower to execute, deliver and perform under this Second Amendment;
(B) the names of the persons authorized on behalf of the Borrower to sign this Second Amendment, together with the true signatures of such persons; and
(C) that the articles of incorporation and bylaws of the Borrower delivered to the Agent on the Closing Date remain in full force and effect and have not been modified;
(iii) The Borrower shall deliver to the Agent a certificate of the secretary or assistant secretary of each Subsidiary Guarantor dated the Second Amendment Closing Date certifying the names of the persons authorized on behalf of each Subsidiary Guarantor to sign the Consent of Subsidiary Guarantors, together with the true signatures of such persons;
(iv) The following statements shall be true and correct on the Second Amendment Effective Date and on the date of the execution and delivery of this Second Amendment by the Borrower:
(A) except to the extent modified in writing by the Borrower heretofore delivered to the Lenders, the representations and warranties made pursuant to Article II of this Second Amendment and in the other

Loan Documents are true and correct on and as of the Second Amendment Effective Date and as of the date of the execution and delivery of this Second Amendment by the Borrower as though made on and as of such date in all material respects;
(B) no Event of Default or event which with the giving of notice or passage of time or both would become an Event of Default has occurred and is continuing, or would result from the execution of or performance under this Second Amendment; and
(C) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Original Credit Agreement and the other Loan Documents;
(v) There shall be delivered to the Agent for the benefit of each Lender a written opinion of Dawne S. Hickton, Esquire, Senior Vice President of Administration, Chief Administrative Officer and General Counsel for the Borrower and the Subsidiary Guarantors, dated the Second Amendment Closing Date and in form and substance reasonably satisfactory to the Agent and its counsel;
(vi) All legal details and proceedings in connection with the transactions contemplated by this Second Amendment and the other Loan Documents shall be in form and substance satisfactory to the Agent and its counsel, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request;
(vii) No Material Adverse Change shall have occurred since December 31, 2005, and no material litigation shall have been instituted by or against the Borrower or any Subsidiary or any of their respective material properties or assets; and there shall be delivered to the Agent for the benefit of each Lender, the L/C Issuer and the Agent a certificate of the Borrower dated the Second Amendment Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower to each such effect;
(viii) All material consents required to effectuate the transactions contemplated hereby shall have been obtained; and
(ix) Receipt by the Agent of such other instruments, amendments, documents and opinions of counsel as the Agent shall reasonably require, all of which shall be satisfactory in form and content to the Agent and its counsel.
ARTICLE IV
GENERAL PROVISIONS
Section 4.01. Ratification of Terms. Except as expressly amended or waived by this Second Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed in all material respects. The Borrower expressly ratifies and confirms the waiver of jury trial provisions contained in the Original Credit Agreement and the other Loan Documents.
Section 4.02. References. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Second Amendment in connection with the Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this Second Amendment, but nevertheless all such references shall include this Second Amendment unless the context requires otherwise. After the execution and delivery of this Second Amendment by the Borrower and the effectiveness of this Second Amendment, all references in the Original Credit Agreement and each of the other Loan Documents to the “Agreement” shall be deemed to be references to the Original Credit Agreement as amended hereby.
Section 4.03. Incorporation Into Original Credit Agreement. This Second Amendment is deemed incorporated into, is to be construed in connection with and is made a part of, the Original Credit Agreement as of the Second Amendment Effective Date. To the extent that any term or provision of this Second Amendment is or may be deemed expressly inconsistent with any term or provision of the Original Credit Agreement, the terms and provisions hereof shall control. For greater certainty, any calculations of the financial covenants under the Original

Credit Agreement for periods ending prior to the Second Amendment Effective Date need only comply with the terms of the Original Credit Agreement as of the date in question.
Section 4.04. Counterparts. This Second Amendment may be executed in different counterparts, and by the different parties hereto on separate counterparts, each of which when so executed shall be regarded as an original, and all such counterparts shall constitute one Second Amendment. Delivery of an executed signature page of a counterpart of this Second Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Second Amendment.
Section 4.05. Capitalized Terms. Except for proper nouns and as otherwise defined herein, capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Original Credit Agreement, as amended hereby.
Section 4.06. Taxes. The Borrower hereby agrees (i) to pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Second Amendment and (ii) to save the Documentation Agents, the Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.
Section 4.07. Costs and Expenses. The Borrower hereby agrees to pay all costs and expenses of the Agent (including, without limitation, the reasonable fees and the disbursements of the Agent’s special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Second Amendment and the related documents.
Section 4.08. Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 4.09. Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.
Section 4.10. Headings. The headings of the sections in this Second Amendment are for purposes of reference only and shall not be deemed to be a part hereof.
[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Second Amendment to Revolving Credit and Letter of Credit Issuance Agreement to be executed by their respective duly authorized officers as of the date first written above
Borrower:

ATTEST/WITNESS:	RTI INTERNATIONAL METALS, INC., an Ohio
corporation

By:	By:

Name:	Name:

Title:	Title:

Agent:

PNC BANK, NATIONAL ASSOCIATION,
as Agent

By:

	Name:	David B. Gookin
	Title:	Senior Vice President

Documentation Agents:

NATIONAL CITY BANK OF
PENNSYLVANIA, as a Documentation Agent

By:

Name:

Title:

COMERICA BANK, as a Documentation Agent

	By:		(SEAL)

Name:

Title:

Lenders:

PNC BANK, NATIONAL ASSOCIATION

	By:		(SEAL)
	Name:	David B. Gookin
	Title:	Senior Vice President
[SIGNATURES OF LENDERS CONTINUED ON NEXT PAGE]

[CONTINUATION OF SIGNATURES OF LENDERS TO SECOND AMENDMENT TO
CREDIT AGREEMENT DATED AS OF JULY 25, 2006]

NATIONAL CITY BANK OF PENNSYLVANIA

By:	(SEAL)

Name:

Title:

COMERICA BANK

By:	(SEAL)

Name:

Title:

LaSALLE BANK NATIONAL ASSOCIATION

By:	(SEAL)

Name:

Title:

CITIZENS BANK OF PENNSYLVANIA

By:	(SEAL)
Name:

Title:

FIFTH THIRD BANK

By:	(SEAL)

Name:

Title:

EXHIBIT “A” TO
SECOND AMENDMENT TO REVOLVING CREDIT AND LETTER OF CREDIT ISSUANCE AGREEMENT
DATED AS OF JULY 25, 2006
CONSENT OF SUBSIDIARY GUARANTORS
     The undersigned parties, each a guarantor of the obligations, liabilities and indebtedness of RTI International Metals, Inc., an Ohio corporation (the “Borrower”), under and pursuant to that certain Revolving Credit and Letter of Credit Issuance Agreement dated as of April 12, 2002, as amended (the “Credit Agreement”), by and among the Borrower, the financial institutions a party thereto as lenders, National City Bank of Pennsylvania and Comerica Bank, as documentation agents, and PNC Bank, National Association, as agent, hereby consents to the terms, provisions and conditions of the foregoing Second Amendment to Revolving Credit and Letter of Credit Issuance Agreement dated as of July 25, 2006 (the “Amendment”); and each of the undersigned does hereby further acknowledge, confirm and agree that: (a) the undersigned’s obligations under its Guaranty Agreement dated as of April 12, 2002 or June 4, 2004 (each such Guaranty Agreement, as amended, modified or supplemented from time to time herein referred to collectively as the “Guaranty”), relating to the obligations, liabilities and indebtedness of the Borrower guaranteed pursuant to the terms of the Guaranty, shall be unimpaired by the Amendment or any other prior amendment to the Credit Agreement; (b) the term “Lender Obligations” as used in the Guaranty includes (as obligations, liabilities and indebtedness of the Borrower to the Bank absolutely, irrevocably and unconditionally guaranteed by each of the undersigned), without limiting the definition of the term “Lender Obligations” as defined in the Guaranty, the due, complete and punctual payment, performance and observance by Borrower and its successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of the Borrower to be performed or observed under (i) the Credit Agreement as amended by the Amendment; (ii) the related loan documents, and (iii) the reimbursement obligations of the Borrower arising, from time to time, from the issuance of one or more letters of credit for the account of the Borrower under the terms of the Credit Agreement; (c) none of the undersigned have any defenses, setoffs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (d) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to secure the payment of the Lender Obligations (as defined in the Guaranty), as modified by the Amendment. Each of the undersigned hereby certifies that all representations and warranties made by the undersigned in the Guaranty are true and correct and remade for the benefit of the Lenders and agents as of the date of.
     Each of the undersigned hereby ratifies and confirms any and all indemnification and waiver of jury trial provisions contained in the Guaranty. This Consent shall be construed in connection with and as part of the Guaranty, and the Guaranty is hereby modified to include this Consent. Any initially capitalized terms used in this Consent without definition shall have the meanings assigned to those terms in the Amendment including those definitions from the various Loan Documents incorporated by reference into the Amendment.
     This Consent of Subsidiary Guarantors is to be attached to, and is to form an integral part of, the Second Amendment to Revolving Credit and Letter of Credit Issuance Agreement dated July 25, 2006.
     This Consent of Subsidiary Guarantors may be signed in any number of counterpart copies and by the parties to this Consent of Subsidiary Guarantors on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent of Subsidiary Guarantors by facsimile transmission shall be as effective as delivery of a manually executed counterpart. Any party so executing this Consent of Subsidiary Guarantors by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.
This Consent of Subsidiary Guarantors has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. This Consent of Subsidiary Guarantors will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rules.
     WITNESS the due execution hereof as a document under seal, as of July 25, 2006,

intending to be legally bound hereby.

GUARANTORS:
WITNESS/ATTEST:
BOW STEEL CORPORATION, a Delaware
corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	BOW STEEL OF TEXAS CORPORATION, a
Delaware corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	EARTHLINE TECHNOLOGIES, INC., an
Ohio corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:
[Signatures Continued on Next Page]
[Continuation of Signatures to Consent to Second Amendment to Revolving Credit
and Letter of Credit Issuance Agreement]

WITNESS/ATTEST:	ETCA GP, L.L.C., a Texas limited liability company

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	ETCA LP, INC., a Delaware corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	EXTRUSION TECHNOLOGY
CORPORATION OF AMERICA, an Ohio corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	NATI GAS CO., an Ohio corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	NEW CENTURY METALS, INC., an Ohio corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	NEW CENTURY METALS SOUTHEAST,
INC., a Delaware corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:
[Signatures Continued on Next Page]
[Continuation of Signatures to Consent to Second Amendment to Revolving Credit
and Letter of Credit Issuance Agreement]

WITNESS/ATTEST:	PIERCE-SPAFFORD METALS COMPANY,
INC., a California corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	RMI DELAWARE, INC., a Delaware corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	RMI METALS, INC., a Utah corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	RMI TITANIUM COMPANY, an Ohio corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	RTI HERMITAGE, INC., an Ohio corporation, f/k/a
RTI COMMERCIAL PRODUCTS, INC.

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	RTI ENERGY SYSTEMS, INC., an Ohio corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:
[Signatures Continued on Next Page]
[Continuation of Signatures to Consent to Second Amendment to Revolving Credit
and Letter of Credit Issuance Agreement]

WITNESS/ATTEST:	RTI FABRICATION AND DISTRIBUTION,
INC., an Ohio corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	RTI FABRICATIONS, L.P., a Texas limited partnership

By:	ETCA GP, L.L.C., a Texas limited
liability company, its general partner

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	RTI-ST. LOUIS, INC., a Missouri corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	TRADCO, INC., a Missouri corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	WELD-TECH ENGINEERING SERVICES,
L.P., a Texas limited partnership

		By:	WELD-TECH GP, INC., a Texas
corporation, it’s general partner

By:	By:			(SEAL)

Name:	Name:
Title:	Title:
[Signatures Continued on Next Page]
[Continuation of Signatures to Consent to Second Amendment to Revolving Credit
and Letter of Credit Issuance Agreement]

WITNESS/ATTEST:	WELD-TECH GP, INC., a Texas corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title:

WITNESS/ATTEST:	WELD-TECH LP, INC., a Delaware corporation

By:	By:	(SEAL)

Name:	Name:
Title:	Title: